EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                                              18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Amendment to the Annual Report of Dental Resources, Inc. (the "Company") on Form 10-KSB/A-1 for the year ended May 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Bryan A. Nichols, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated:  January 14, 2003



                                                         /s/ Bryan A. Nichols
                                                         -----------------------
                                                         Bryan A. Nichols
                                                         Chief Financial Officer